UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2008

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2008, Commonwealth Edison Company (ComEd) entered into various agreements, which are more fully described under Item 2.03, in connection with the issuance, through the Illinois Finance Authority (Authority) for the benefit of ComEd, of $50 million principal amount of Illinois Finance Authority Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2008D due March 1, 2020 (Series 2008D Bonds) and $91 million principal amount of Illinois Finance Authority Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2008F due March 1, 2017 (Series 2008F Bonds). See Item 2.03 below for a description of the Series 2008D Bonds, the Series 2008F Bonds and related agreements.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Series 2008D Bonds

On May 9, 2008, ComEd and the Authority entered into a Loan Agreement dated as of April 15, 2008 (Series 2008D Loan Agreement) under which the Authority loaned the proceeds from the issuance of its $50 million principal amount Series 2008D Bonds to ComEd. Under the Loan Agreement, ComEd has agreed to pay amounts sufficient to pay the principal, purchase price (as described below) and interest coming due on those bonds. The Series 2008D Bonds were issued to refinance an equivalent principal amount of Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2003C due March 1, 2020 (Series 2003C Bonds), which were issued by the Illinois Development Finance Authority, a predecessor to the Authority, during 2003 for the benefit of ComEd to refinance other tax-exempt bonds. The Series 2003C Bonds currently bear interest at an auction rate. The Series 2003C Bonds have been called for redemption at a price of 100% of their principal amount, plus accrued interest to the redemption date of June 18, 2008.

The Series 2008D Bonds will initially carry interest at a weekly rate, which is reset each week and is payable monthly, commencing June 2, 2008. The Series 2008D Bonds may be converted to bear interest on a different basis, including a daily rate, a commercial paper rate, an indexed rate, a term rate and a fixed rate to maturity, as provided in the indenture governing those bonds. The interest rate on the Series 2008D Bonds may not exceed a maximum rate of 12% per annum. During the period when the Series 2008D Bonds bear interest at a weekly or daily rate, the holders have the option to require the bonds to be purchased at 100% of their principal amount plus accrued interest. The Series 2008D Bonds are also subject to mandatory purchase in connection with, among other things, any change in the interest rate basis applicable to the bonds or the expiration, termination or replacement of any third party credit support, such as a letter of credit.

Payments of interest, purchase price, redemption price and principal on the Series 2008D Bonds are initially supported by a direct-pay letter of credit issued by SunTrust Bank, which will expire on May 9, 2009, unless extended. The SunTrust letter of credit was issued under the provisions of a Letter of Credit and Reimbursement Agreement dated as of May 9, 2008 (Reimbursement Agreement) among ComEd, the financial institutions signatory thereto, as letter of credit issuers, Barclays Bank PLC, New York Branch, as Administrative Agent, and the financial institutions party thereto. The Reimbursement Agreement is also expected to govern additional letters of credit that are expected to be issued to support additional refinancings of existing auction rate tax-exempt bonds that were issued for ComEd’s benefit. The Reimbursement Agreement contains representations, warranties and covenants generally similar to ComEd’s existing Credit Agreement dated as of October 3, 2007, as supplemented (Credit Agreement) among ComEd, the financial institutions party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, along with representations, warranties and covenants tied to the specific tax-exempt bond issues that will be supported by letters of credit issued under the Reimbursement Agreement.

ComEd has entered into a remarketing agreement with SunTrust Robinson Humphrey Inc. under which SunTrust Robinson Humphrey Inc. will serve as remarketing agent for the Series 2008D Bonds. The remarketing agent, among other things, seeks purchasers for bonds that have been tendered by their holders pursuant to the optional purchase provisions described above or that are subject to the mandatory purchase provisions described above.

ComEd issued its First Mortgage Bonds, Pollution Control Series 2008D (Series 2008D Mortgage Bonds) in the stated principal amount of $50 million to provide collateral security for its obligations under the Series 2008D Loan Agreement. The Series 2008D Mortgage Bonds have payment terms matching the terms of the Series 2008D Bonds and were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of April 23, 2008 (Supplemental Indenture). The Mortgage is a first mortgage lien on ComEd’s utility plant.

Copies of the Series 2008D Loan Agreement, the Reimbursement Agreement and the Supplemental Indenture are filed as Exhibits 10.1, 10.3 and 4.1, respectively, to this Current Report.

Series 2008F Bonds

On May 9, 2008, ComEd and the Authority entered into a Loan Agreement dated as of April 15, 2008 (Series 2008F Loan Agreement) under which the Authority loaned the proceeds from the issuance of its $91 million principal amount Series 2008F Bonds to ComEd. Under the Loan Agreement, ComEd has agreed to pay amounts sufficient to pay the principal, purchase price (as described below) and interest coming due on those bonds. The Series 2008F Bonds were issued to refinance an equivalent principal amount of Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2005 due March 1, 2017 (Series 2005 Bonds), which were issued by the Authority during 2005 for the benefit of ComEd to refinance other tax-exempt bonds. The Series 2005 Bonds currently bear interest at an auction rate. The Series 2005 Bonds have been called for redemption at a price of 100% of their principal amount, plus accrued interest to the redemption date of June 13, 2008.

The Series 2008F Bonds will initially carry interest at a weekly rate, which is reset each week and is payable monthly, commencing June 2, 2008. The Series 2008F Bonds may be converted to bear interest on a different basis, including a daily rate, a commercial paper rate, an indexed rate, a term rate and a fixed rate to maturity, as provided in the indenture governing those bonds. The interest rate on the Series 2008F Bonds may not exceed a maximum rate of 12% per annum. During the period when the Series 2008F Bonds bear interest at a weekly or daily rate, the holders have the optional right to require the bonds to be purchased at 100% of their principal amount plus accrued interest. The Series 2008F Bonds are also subject to mandatory purchase in connection with, among other things, any change in the interest rate basis applicable to the bonds or the expiration, termination or replacement of any third party credit support, such as a letter of credit.

Payments of interest, purchase price, redemption price and principal on the Series 2008F Bonds are initially supported by a direct-pay letter of credit issued by JPMorgan Chase Bank, N.A., which will expire on May 9, 2009, unless extended. The JPMorgan letter of credit was issued under the provisions of an Amendment No. 1 dated as of May 9, 2008 (Amendment) to the Credit Agreement. The Amendment added provisions to the Credit Agreement in order to provide for the issuance of direct-pay letters of credit to provide credit support for tax-exempt bonds issued for ComEd’s benefit. The Amendment adds representations, warranties and covenants to the Credit Agreement tied to the specific tax-exempt bond issues that will be supported by letters of credit issued under the Credit Agreement.

ComEd has entered into a remarketing agreement with J.P. Morgan Securities Inc. under which J.P Morgan Securities Inc. will serve as remarketing agent for the Series 2008F Bonds. The remarketing agent, among other things, seeks purchasers for bonds that have been tendered by their holders pursuant to the optional purchase provisions described above or are subject to the mandatory purchase provisions described above.

ComEd issued its First Mortgage Bonds, Pollution Control Series 2008F (Series 2008F Mortgage Bonds) in the stated principal amount of $91 million to provide collateral security for its obligations under the Series 2008F Loan Agreement. The Series 2008F Mortgage Bonds have payment terms matching the terms of the Series 2008F Bonds and were issued pursuant to the Supplemental Indenture to the Mortgage.

Copies of the Series 2008F Loan Agreement and the Amendment are filed as Exhibits 10.2 and 10.4, respectively, to this Current Report.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) ComEd’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) ComEd’s First Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith, as noted below:

Exhibit No.	Description

4.1	Supplemental Indenture dated as of April 23, 2008 from Commonwealth Edison Company to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

10.1	Loan Agreement dated as of April 15, 2008 between Illinois Finance Authority and Commonwealth Edison Company relating to the Illinois Finance Authority Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2008D

10.2	Loan Agreement dated as of April 15, 2008 between Illinois Finance Authority and Commonwealth Edison Company relating to the Illinois Finance Authority Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2008F

10.3	Letter of Credit and Reimbursement Agreement dated as of May 9, 2008 among Commonwealth Edison Company, the financial institutions signatory thereto, as letter of credit issuers, Barclays Bank PLC, New York Branch, as Administrative Agent, and the financial institutions party thereto

10.4	Amendment No. 1 dated as of May 9, 2008 to the Credit Agreement dated as of October 3, 2007 among Commonwealth Edison Company, the financial institutions party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
Commonwealth Edison Company

May 12, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture dated as of April 23, 2008 from Commonwealth Edison Company to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

10.1	Loan Agreement dated as of April 15, 2008 between Illinois Finance Authority and Commonwealth Edison Company relating to the Illinois Finance Authority Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2008D

10.2	Loan Agreement dated as of April 15, 2008 between Illinois Finance Authority and Commonwealth Edison Company relating to the Illinois Finance Authority Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2008F

10.3	Letter of Credit and Reimbursement Agreement dated as of May 9, 2008 among Commonwealth Edison Company, the financial institutions signatory thereto, as letter of credit issuers, Barclays Bank PLC, New York Branch, as Administrative Agent, and the financial institutions party thereto

10.4	Amendment No. 1 dated as of May 9, 2008 to the Credit Agreement dated as of October 3, 2007 among Commonwealth Edison Company, the financial institutions party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent